UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2023 (April 11, 2023)

NexPoint Diversified Real Estate Trust
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32921	80-0139099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	NXDT	New York Stock Exchange

5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Advisory Agreement

On April 11, 2023, NexPoint Diversified Real Estate Trust (the “Company”) and NexPoint Real Estate Advisors X, L.P. (the “Adviser”) entered into an amendment (the “Advisory Agreement Amendment”) to the Advisory Agreement, dated July 1, 2022, by and between the Company and the Adviser (the “Advisory Agreement”), as amended by that First Amendment to Advisory Agreement, dated October 25, 2022. The Advisory Agreement Amendment changes the structure of the fees which the Company pays to the Adviser each month such that the monthly installment of the fees shall be paid in cash unless the Adviser elects, in its sole discretion, to receive all or a portion of the monthly installment of the fees in common shares of the Company, subject to certain restrictions including that in no event shall the common shares issued to the Adviser under the Advisory Agreement exceed five percent of the number of common shares or five percent of the voting power of the Company outstanding prior to the first such issuance (the “Share Cap”) and that in no event shall the Common Shares issued to the Adviser under the Advisory Agreement exceed 6,000,000 Common Shares; provided, however, that the Share Cap will not apply if the Company’s shareholders have approved issuances in excess of the Share Cap.

In compliance with the Company’s Related Party Transaction Policy, the Advisory Agreement Amendment was reviewed and approved by the Audit Committee of the Board of Trustees of the Company.

The description of the material terms of the Advisory Agreement Amendment is qualified in its entirety by reference to the Advisory Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. For additional information regarding the Advisory Agreement, see Item 1.01. “Entry into a Material Definitive Agreement—Advisory Agreement” in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2022, which is incorporated by reference herein, and Item 1.01 “Entry into a Material Definitive Agreement—Amendment to Advisory Agreement” in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2022, which is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Second Amendment to Advisory Agreement of NexPoint Diversified Real Estate Trust
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date: April 12, 2023